                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 20, 1999
                                         --------------
                        (Date of earliest event reported)



                          DataTRAK INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                       (000-20699)              34-1685364
-------------------------------    ---------------------    --------------------
(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation)                                               Identification No.)


     20600 Chagrin Boulevard, Cleveland, Ohio                  44122
------------------------------------------------          ----------------
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (216) 491-9930
                                                          --------------


                      Collaborative Clinical Research, Inc.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)







                                Page 1 of 4 Pages
                         Exhibit Index Appears on Page 4

Item 2.   Acquisition or Disposition of Assets
----------------------------------------------

Effective April 20, 1999, DataTRAK International, Inc. (the "Company"), formerly Collaborative Clinical Research, Inc. ("Collaborative"), sold substantially all of the of the assets and liabilities of the Company's Affiliated Site Network, and the clinical research operations conducted by GFI Pharmaceuticals, Inc. ("GFI") and Collaborative Holdings, Inc. ("WCE") (the businesses of the Affiliated Site Network, GFI and WCE are hereinafter collectively referred to as the "Clinical Business") to The West Company, Incorporated ("West"). The Clinical Business provides services to three segments of the pharmaceutical and biotechnology industries. Through WCE, it provides clinical research services relating to the reclassification of prescription drugs into drugs available for over the counter ("OTC") purchase and other OTC services. In addition, the Clinical Business provides phase I research services from its 80-bed clinic at GFI. Finally, through its Affiliated Site Network which is comprised of six therapeutically focused sub-networks drawn from over 450 affiliated research sites ("Affiliated Sites"), it provides phase II, III, and IV research services. Subsequent to April 20, 1999, Collaborative will no longer operate the Clinical Business. The sale was accomplished pursuant to an Asset Purchase Agreement, dated December 21, 1998, among Collaborative, GFI, WCE, DataTRAK, Inc. and West.

The assets acquired by West consist of accounts receivable, tangible personal property, rights under certain real property leases (which were assumed by West) and contract rights. West also assumed certain liabilities related to employee compensation and liabilities under any assigned contracts. The sale price for the sold business was $15.0 million, adjusted for the Clinical Business's working capital on April 20, 1999 and the collection of Clinical Business accounts receivable during the 180 days subsequent to April 20, 1999. An initial payment of $16.8 million, of which $1.0 million was placed in escrow, was made to the Company on April 20, 1999. The purchase price offered by West was the highest price offered to the Company. The Company anticipates that it will distribute some or all of the proceeds from the sale to its shareholders through a share repurchase or a dividend.

There are no material relationships between West and the Company or any of their affiliates, directors or officers.

Item 5.   Other Events
----------------------

Effective April 21, 1999 Collaborative changed its name to DataTRAK International, Inc. As of April 21, 1999, the Company's Common Shares were traded on The Nasdaq National Market under the trading symbol "DATA".






                                Page 2 of 4 Pages

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

(a)  Pro Forma Financial Information.

         DataTRAK International, Inc. and subsidiaries, Pro Forma Consolidated Financial Statements

         Pro Forma Condensed Consolidated Balance Sheet of DataTRAK International, Inc. and subsidiaries at December 31, 1998

         Pro Forma Consolidated Statements of Operations of DataTRAK International, Inc. and subsidiaries for the year ended December 31, 1998

(b)  Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.



                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             DataTRAK International, Inc.

                             By: /s/ Terry C. Black
                                ------------------------------------------------
                                 Terry C. Black
                                 Vice President of Finance, Chief Financial
                                 Officer, Treasurer and Assistant Secretary


Date:  April 29, 1999







                                Page 3 of 4 Pages

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                        DESCRIPTION                                                  PAGE
-----------                        -----------                                                  ----

2.1      Asset Purchase Agreement, dated December 21, 1998 among Collaborative
         Clinical Research, Inc., GFI Pharmaceutical Services, Inc., Collaborative
         Holdings, Inc., DataTRAK, Inc. and The West Company, Incorporated                       (A)

3.1      Form of Certificate of Amendment to the Fifth Amended and Restated
         Articles of Incorporation                                                               (A)

99.1     Press Release Issued by the Company on April 20, 1999.












(A) Incorporated herein by reference to the appropriate exhibit to the Company's Schedule 14A dated March 17, 1999 (Commission File No. 000-20699)








                                Page 4 of 4 Pages

                            PRO FORMA FINANCIAL DATA

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1998 and Consolidated Statements of Operations for the year ended December 31, 1998 are based on the historical financial statements of DataTRAK International Inc. (the "Company"). The Pro Forma Condensed Consolidated Balance Sheet is adjusted to reflect the sale of the assets and liabilities of the Company's Affiliated Site Network, and the clinical research operations conducted by GFI Pharmaceuticals, Inc. ("GFI") and Collaborative Holdings, Inc. ("WCE") (the businesses of the Affiliated Site Network, GFI and WCE are hereinafter collectively referred to as the "Clinical Business") to The West Company, Incorporated ("West") for $15.0 million in cash, less applicable transaction costs, adjustments for working capital and the collection of net accounts receivable contemplated by the asset purchase agreement (the "Agreement") among Collaborative Clinical Research, Inc., GFI, WCE, DataTRAK, Inc. and West had this transaction occurred on December 31, 1998. The Proposed Sale is a sale of a business. Pursuant to the Agreement, all of the assets that constitute the entire business of the Clinical Business were sold to West. The Pro Forma Consolidated Statements of Operations are adjusted to reflect the sale of the Company's Clinical Business to West and the June and September 1998 closure of other Clinical Business locations had these transactions occurred as of the beginning of 1998. The pro forma operating results are not necessarily indicative of the operating results that would have been achieved had the disposition actually occurred at the beginning of 1998, nor do they purport to indicate the results of future operations. These Pro Forma Consolidated Financial Statements are based on the assumptions set forth in the notes to such statements.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998

                                                                                    SALE OF
                                                                                    CLINICAL
BALANCE SHEET DATA                                             HISTORICAL          BUSINESS (a)          PRO FORMA
                                                           -----------------    -----------------    ----------------

Assets:

Current assets:
    Cash and cash equivalents                                 $  4,072,586         $ 13,862,599         $ 17,935,185
    Short-term investments                                      22,620,667                                22,620,667
    Accounts receivable, net                                     2,731,567           (2,703,396)              28,171
    Prepaid expenses and other current assets                      366,352              (99,647)             266,705
                                                              ------------         ------------         ------------
Total current assets                                            29,791,172           11,059,556           40,850,728

Property and equipment, net                                      2,393,266           (1,021,789)           1,371,477

Goodwill and other assets, net                                   1,355,361           (1,350,317)               5,044
                                                              ============         ============         ============
            Total assets                                      $ 33,539,799         $  8,687,450         $ 42,227,249
                                                              ============         ============         ============

Liabilities and Shareholders' Equity:

Current liabilities:
    Accounts payable                                          $  1,012,454         $   (658,610)        $    353,844
    Accrued expenses                                             3,664,577           (1,543,715)           2,120,862
    Deferred revenue                                               625,068             (588,119)              36,949
                                                              ------------         ------------         ------------
Total current liabilities                                        5,302,099           (2,790,444)           2,511,655

Shareholder's equity:
    Foreign currency translation
                                                                   (44,041)               4,589              (39,452)
    Common shares, without par value                            49,704,742                                49,704,742
    Retained earnings (accumulated deficit)                    (21,423,001)          11,473,305           (9,949,696)
                                                              ------------         ------------         ------------
Total shareholders' equity                                      28,237,700           11,477,894           39,715,594
                                                              ============         ============         ============
            Total liabilities and shareholders' equity        $ 33,539,799         $  8,687,450         $ 42,227,249
                                                              ============         ============         ============


(a) Represents the sale, and the related gain on sale of the assets and liabilities of the Company's Clinical Business to West for $15.0 million, less transaction costs estimated to be $1.3 million and a positive working capital adjustment of $13,000 at December 31, 1998. At December 31, 1998 the Clinical Business had current assets of $2,803,000 and current liabilities of $2,790,000 resulting in a positive working capital of $13,000. The adjustment for the collection of net accounts receivable is not included in the Pro Forma Consolidated Balance Sheet as such amount will not be determined until 180 days after the sale, as contemplated by the Agreement. The actual working capital adjustment to be made to the purchase price will be based upon a final calculation of the net working capital of the Clinical Business as of the date on which the sale is consummated and will therefore not be known until after such time, as defined by the Agreement.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                                           SALE OF
                                                                          CLINICAL
                                                     HISTORICAL          BUSINESS (a)          PRO FORMA
                                                    ------------         ------------         ------------

Revenue                                             $ 13,226,078         $ 13,094,326         $    131,752
Direct Costs                                          10,511,024           10,046,637              464,387
                                                    ------------         ------------         ------------
Gross profit (loss)                                    2,715,054            3,047,689             (332,635)
Selling, general and administrative expenses           8,968,913            4,898,906            4,070,007
Impairment charge                                      6,056,019            6,056,019                -----
Special items                                          1,998,187            1,244,973              753,214
Depreciation and amortization                          1,155,110              685,238              469,872
                                                    ------------         ------------         ------------
Loss from operations                                 (15,463,175)         (10,049,754)          (5,625,728)
Interest income                                        1,679,260                -----            1,679,260
Other expense                                           (212,307)            (212,307)               -----
                                                    ------------         ------------         ------------
Loss before income taxes                             (13,996,222)          (9,837,447)          (3,946,468)
Income tax expense (benefit)                              80,000               80,000                -----
                                                    ------------         ------------         ------------
Net loss                                            $(14,076,222)        $(10,129,754)        $ (3,946,468)
                                                    ============         ============         ============

Net loss per share:  basic and diluted              $      (2.19)                             $      (0.61)
                                                    ============                              ============
Weighted average common shares outstanding:
    basic and diluted                                  6,421,820                                 6,421,820
                                                    ============                              ============

(a) Represents the removal of revenue and expense items related to the Company's Clinical Business, as if that business was sold and/or closed at the beginning of 1998. Excludes the effect of nonrecurring adjustments for working capital, the collection of net accounts receivable to be made upon the consummation of the sale, and the related gain on sale of the assets and liabilities of the Clinical Business.